THIRD AVENUE VALUE FUND, INC.

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                        SUPPLEMENT DATED JANUARY 2, 1996
                      TO THE PROSPECTUS DATED MAY 22, 1995
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THE FOLLOWING PROVIDES ADDITIONAL  INFORMATION TO THE CONTENTS UNDER THE CAPTION
"HOW TO REDEEM SHARES" ON PAGE 25 OF THE PROSPECTUS.

MONEY MARKET EXCHANGE PRIVILEGE
Shareholders may redeem any or all shares of the Fund and automatically invest the proceeds through the Third Avenue Money Market Fund account, in the Cash Account Trust Money Market Portfolio, an unaffiliated, separately managed, money market mutual fund. The exchange privilege with the money market portfolio does not constitute an offering or recommendation of the shares of the money market portfolio by the Fund or the Distributor. EQSF Advisers, Inc. is compensated for administrative services it performs with respect to the money market portfolio.

Redemptions of shares in connection with money market fund exchanges are effected at net asset value per share next determined after the exchange request is received and are effected as of the end of the day on which such net asset value is determined. A day or more delay may be experienced prior to the investment of the proceeds into the money market portfolio. Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or loss for income tax purposes. Fund shareholders should not order shares of the Money Market Fund without first receiving the current prospectus for the Money Market Fund. By giving exchange instructions, a shareholder will be deemed to have represented that he has received the current prospectus for the Money Market Fund.





                                                               Rule 497
                                                               File No. 33-34418

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                            THIRD AVENUE VALUE FUND



                                   PROSPECTUS
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                                  May 22, 1995

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Contents

ABOUT THE FUND                                                                 1

OVERVIEW OF THE FUND                                                           2

EXPENSE AND FEE SUMMARY                                                        3

FINANCIAL HIGHLIGHTS                                                           4

MORE ABOUT THE FUND                                                            5
     Investment Objective                                                      5
     Investment in Equity Securities                                           5
     Investment in Debt Securities                                             6
     Mortgage-Backed Securities                                                7
     Floating Rate, Inverse Floating
          Rate and Index Obligations                                           8
     Investment in High Yield Debt Securities                                  9
     Foreign Securities                                                       10
     Restricted and Illiquid Securities                                       10
     Investments in Relatively
          New Issues                                                          11
     Temporary Defensive Investments                                          11
     Borrowing                                                                12
     Investments in Other
          Investment Companies                                                12
     Restrictions on Investments                                              12
     Portfolio Turnover                                                       12

MANAGEMENT OF THE FUND                                                        13
     The Investment Adviser                                                   13
     Advisory Fees                                                            14
     Distributor                                                              14
     Portfolio Trading Practices                                              15

MANAGEMENT'S DISCUSSION OF
FUND PERFORMANCE                                                              16
     Custodian and Transfer Agent                                             16
     Performance Illustration                                                 16

DIVIDENDS, CAPITAL GAIN
DISTRIBUTIONS AND TAXES                                                       17
     General                                                                  17
     Distribution Option                                                      18
     Withholding                                                              19

BUSINESS POLICIES                                                             20
     Business Hours                                                           20
     Determining Net Asset Value                                              20
     Share Certificates                                                       21

HOW TO PURCHASE SHARES                                                        22
     Through an Authorized Dealer
     or Investment Adviser                                                    22
     New Accounts                                                             22
     Initial Investment                                                       22
     By Mail                                                                  22
     By Wire                                                                  23
     Additional Investments By Mail                                           23
     Additional Investments Through
          The Automatic Investment Plan                                       24
     Individual Retirement Account                                            24
     Other Retirement Plans                                                   24

HOW TO REDEEM SHARES                                                          25
     By Mail                                                                  25
     Telephone Redemption Service                                             25
     Fees                                                                     26
     Redemption Without Notice                                                26
     Account Minimum                                                          26
     Payment of Redemption
          Proceeds                                                            26
     Wired Proceeds                                                           27
     Signature Guarantees/Other
          Documents                                                           27
     Systematic Withdrawal Plan                                               27

SHAREHOLDER SERVICES                                                          28
     Statements and Reports                                                   28
     Telephone Information                                                    28
     Transfer of Ownership                                                    29

APPENDIX A                                                                    30

DESCRIPTION OF CORPORATE
BOND RATINGS
     Standard & Poor's Corporation                                            30
     Moody's Investors Service, Inc.                                          32

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                                 ABOUT THE FUND

Third Avenue Value Fund, Inc. (the "Fund") is an open-end, non-diversified, investment company that seeks long-term capital appreciation. The Fund pursues a long-term investment strategy characterized as "buy and hold". The Fund will seek to identify and invest in securities that the management believes are undervalued by the marketplace.

The Fund may, to the extent permitted by its fundamental policies, invest in a portfolio of securities, including common and preferred stock, equity securities of domestic companies deemed to be well capitalized, debt securities and senior loans with strong protective covenants and, to a small degree, foreign securities. Some of the securities in which the Fund may invest are regarded as speculative. As with all mutual funds, there is no assurance the Fund will achieve its objective. The Fund is not intended to be a complete investment program.

Shares of the Fund are sold and redeemed at net asset value. See "How to Purchase Shares" and "How to Redeem Shares."

This Prospectus contains important information about the Fund that a prospective investor should know before investing. It should be read and retained for future reference. A Statement of Additional Information ("SAI") dated May 22, 1995 about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. You can obtain the SAI without charge, by calling or writing to the Fund at the address and telephone numbers above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus is not a solicitation for the sale of Fund shares in any state where Fund shares are not authorized for sale. No person is authorized by the Fund to give any information or make any representation other than those contained herein or in other printed or written material issued by the Fund, and no person is entitled to rely upon any other information or representation.

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                              OVERVIEW OF THE FUND

The investment adviser to the Fund is EQSF Advisers, Inc. (the "Adviser"), whose Chief Investment Officer is Martin J. Whitman. See "Management of the Fund."

OBJECTIVE

The Fund invests for long-term capital appreciation, not income. As such, the Fund may be appropriate for investors who seek long-term growth of capital and are willing to make a long-term commitment to pursue this financial objective.

STYLE

In searching for investments for the Fund, the Adviser employs a "value style" that focuses on a low current price relative to the Adviser's view regarding long-term future value. The Adviser gauges the ability of a company to build long-term value while minimizing long-term investment risk, assesses the quality and quantity of a company's resources, and estimates how those resources might be converted into earnings over time.

STRATEGY

The Fund engages in a "buy and hold" strategy emphasizing long-term investment. Its portfolio consists largely of equity securities and some debt securities. See "Investment in Equity Securities", "Investment in Debt Securities" and "High Yield Securities."

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                            EXPENSE AND FEE SUMMARY

The following table illustrates all expenses and fees that a shareholder of the Fund will incur.

SHAREHOLDER TRANSACTION EXPENSES  (as a percentage of offering price)
     None

ANNUAL FUND OPERATING EXPENSES (as a percentage of net assets)
     Management Fees                     .90%
     Other Expenses (a)                  .47%
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     Total Fund Operating Expenses      1.37%

The following example illustrates the expenses that a shareholder would pay on a $1,000 investment assuming a 5% annual rate of return and redemption at the end of each time period. The example reflects annual Fund operating expenses of 1.37% during each year covered by the example, based upon expenses incurred for the fiscal year ended October 31, 1994. Expense information has been restated to reflect changes in the Investment Advisory Agreement. See "Management of the Fund."

1 Year   3 Years  5 Years  10 Years
------   -------  -------  --------
 $  14   $  44    $  75    $  165

The purpose of this table is to assist investors in understanding the various costs and expenses that investors will bear directly or indirectly. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. For a further description of the various costs and expenses incurred in the Fund's operations as well as any expenses, reimbursements or waiver arrangements, see "Management of the Fund".

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(a) Other expenses are estimated based on the Fund's actual other expenses for the fiscal year ended October 31, 1994.

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                              FINANCIAL HIGHLIGHTS

The following sets forth information regarding per share income and capital changes for each of the four years in the period ended October 31, 1994, which have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report on the October 31, 1994, financial statements appears in the Fund's Annual Report to shareholders. This information is supplemented by the financial statements and accompanying notes appearing in the Annual Report to shareholders which are incorporated by reference into the Statement of Additional Information.

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SELECTED DATA AND RATIOS (YEARS ENDED OCTOBER 31,)
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                                             1994     1993     1992     1991

NET ASSET VALUE, BEGINNING OF YEAR       $ 17.92    $13.57    $12.80    $10.00
Income from Investment Operations:
  Net investment income                      .29       .18       .19       .15
  Net gain on securities
  (both realized and unrealized)             .16      4.77       .64      4.65
                                             ---      ----       ---      ----
  Total from Investment Operations           .45      4.95       .83      4.80

LESS DISTRIBUTIONS:
  Dividends from net investment income (.22) (.24) (.02) (.15) Distributions from net realized
  gains                                     (.14)     (.36)     (.04)    (1.85)
                                             ---      ----       ---      ----
  Total Distributions                       (.36)     (.60)     (.06)    (2.00)

NET ASSET VALUE, END OF YEAR             $ 18.01    $17.92    $13.57    $12.80

TOTAL RETURN (NOT INCLUDING SALES LOAD)     2.56%    37.36%     6.50%    49.16%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Year (in thousands) $187,192  $118,958   $31,387   $17,641
  Ratio of Expenses to Average
    Net Assets                              1.16%     1.42%     2.32%     2.50%*
  Ratio of  Net Income to Average
    Net Assets                              1.85%     1.45%     1.71%     1.71%*
Portfolio Turnover Rate                     5.00%    17.00%    31.00%    67.00%

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*  Annualized

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                              MORE ABOUT THE FUND

The Fund was incorporated on November 27, 1989, as a Maryland corporation, and began operations on October 9, 1990. The Fund has authorized capital of 200 million common shares of $.001 par value. The shares of common stock of the Fund are all of the same class and have equal rights as to voting, redemption, dividends and liquidation. The shares have no conversion, preemptive or other subscription rights and, when issued, are fully paid and non-assessable.

INVESTMENT OBJECTIVE

The Fund pursues long-term capital appreciation. This investment objective is a fundamental policy and may not be changed without the affirmative vote of a majority of the Fund's outstanding voting securities. The Fund seeks to attain its objective by following a value investing philosophy that seeks to acquire common stocks at a substantial discount to the Adviser's estimate of the issuing company's private value, preferred stocks and debt instruments providing strong covenant protection and above average current yields or yields to maturity. See "Investment in Equity Securities" and "Investment in Debt Securities."

Research efforts in connection with the Fund's investment objective will emphasize analysis of documents, especially stockholder mailings and Securities and Exchange Commission ("SEC") filings by issuers.

It is also likely that the Adviser will seek investments in the securities of companies in industries that are depressed; equity securities of companies where debt service1 consumes a small part of such companies' cash flow; and debt securities which provide above average current yields or yields to maturity.

INVESTMENT IN EQUITY SECURITIES

The Fund stresses four criteria in selecting equity investments:

     (1) A strong financial position, as measured not only by balance sheet data but also measured by off-balance sheet liabilities and contingencies (as disclosed in footnotes to financial statements and as determined through research of public information).

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1  "Debt Service"  means the current  annual  required  payment of interest and principal to creditors.

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     (2)  Responsible  management  and control  groups,  as gauged by managerial competence as operators as well as by an apparent absence of intent to profit at the expense of stockholders.

     (3) Availability of comprehensive and meaningful financial and related information. The availability of financial statements and information which provides the Fund's management reliable benchmarks to aid in understanding the business, its values and its dynamics.

     (4) Availability of the security at a market price which management believes is at a substantial discount to the Adviser's estimate of what the issuer is worth as a private company or as takeover or merger and acquisition candidate.2

INVESTMENTS IN DEBT SECURITIES
The Fund intends to invest almost exclusively in debt securities that the Adviser believes will provide above average current yields or yields to maturity. When selecting debt instruments, the Fund stresses:

     (1) Strong covenant protection as contained in loan agreements and indentures;

     (2) Appraisals of the business' financial position and operating outlook, as well as the Fund's appraisal of values that might be realized upon the sale of assets in reorganization or the liquidation of the issuer.

The Fund's investment adviser will seek covenants which protect holders of the debt issue from possible adverse future events such as the addition of new debt senior to the issue under consideration, the impact of corporate restructuring, refinancing and acquisitions, as well as the covenants defining the collateralizations, if any, of the debt and its relationship to existing and future debt issues and loans. The Adviser will also use its best judgment as to the most favorable range of maturities.

The Fund's non-fundamental investment policies, which may be changed without shareholder approval, provide that the Fund will not invest in any security which is in default or any issuer which has filed for protection under the bankruptcy laws of the United States.

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2 Net asset  value  represents  the fair  market  value of assets  less the fair market value of liabilities. Net asset value is not necessarily the same as book value because, for the most part, book value is derived from historic cost, not estimates of market value.

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MORTGAGE-BACKED SECURITIES
The Fund intends to invest in mortgage-backed securities and derivative mortgage-backed securities, including "principal only" but not "interest only" components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. These securities have special risk characteristics. The Fund intends to invest in these securities only when it believes, after analysis, that there is unlikely to ever be permanent impairment of capital as measured by whether there will be a money default by either the issuer or the guarantor of these securities. These securities do nonetheless entail considerable market risk, i.e. fluctuations in quoted prices for the instruments, interest rate risk, prepayment risk and inflation risk.

The Fund will invest in residential mortgage-backed securities representing participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators including stripped mortgage-backed securities ("SMBS") of the U.S. government and certain of its agencies and instrumentalities. The Fund will not invest in non-investment grade subordinated classes of residential mortgage-backed securities and does not intend to invest in commercial mortgage-backed securities.

SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving none or only a small portion of the interest and all or a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily or entirely interest and none or only a small portion of the principal.

Prepayments of principal generally may be made at any time without penalty on residential mortgage-backed securities. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. Changes in prepayment rates may change the yield to maturity of the security and amounts available for reinvestment from such securities by the Fund are likely to be greater during periods of relatively low or declining interest rates and therefore are likely to be reinvested at lower rates than during a period of relatively high interest rates. As a result, the high credit quality of many of these securities may provide little or no protection against loss in market value. Due to the unprecedented volatility of prepayment and interest rates during the past two years, many mortgage-backed securities have experienced substantial losses in market value. The Fund's Adviser believes that many of these securities are currently trading at prices below their inherent value on a risk-adjusted basis and believes that selective purchases by the Fund could provide high yield and total return in comparison to risk levels.

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Current  federal  income tax law requires that  companies such as the Fund which seek to qualify for pass-through federal income tax treatment as regulated investment companies distribute substantially all of their net investment income each year, including non-cash income such as income from principal only mortgage-backed securities. Accordingly, the Fund may be required to distribute to its shareholders each year the interest it is deemed to earn on principal only mortgage-backed securities even though it receives no cash interest payments. See "Dividends, Capital Gain Distributions and Taxes."

FLOATING RATE, INVERSE FLOATING RATE AND INDEX OBLIGATIONS
The Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by U.S. Government or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. However, the Fund will not invest in any instrument whose value is computed based on a multiple of the change in price or value of an asset or an index of or relating to assets in which the Fund can not or will not invest.

Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. The Fund will not invest more than 5% of its total assets in inverse floating rate securities. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

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INVESTMENT IN HIGH YIELD DEBT SECURITIES
The Fund will not purchase or hold in excess of 25% of its net assets in high yielding debt securities including those rated below Baa by Moody's Investors Service, Inc. and below BBB by Standard & Poor's Corporation ("Standard & Poor's") and unrated debt securities. See "Investment in Debt Securities" and "Restricted and Illiquid Securities." Such securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation, and may in fact be in default. See Appendix A. The ratings of Moody's and Standard & Poor's represent their opinions as to the credit quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. In seeking to achieve its primary investment objective the Fund depends on the Adviser's credit analysis to identify investment opportunities. For the Fund, credit analysis is not a process of merely measuring the probability of whether a money default will occur, but also measuring how the creditor would fare in a reorganization or liquidation in the event of a money default.

Before investing in any high yielding debt instruments the Adviser will evaluate the issuer's ability to pay interest and principal and seniority position of such debt in the issuer's capital structure vis-a-vis any other outstanding debt or potential debts. There appears to be a direct cause and effect relationship between the weak financial conditions of issuers of high yield bonds and the market valuation and prices of their credit instruments, and also a direct relationship between the weak financial condition of such issuers and the danger that principal or interest may not be paid.

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The market  price and yield of bonds rated below Baa by Moody's and below BBB by
Standard & Poor's are more volatile than those of higher rated bonds. In addition, the secondary market for these bonds is generally less liquid than that of higher rated bonds.

The market values of certain of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than do higher rated securities. Companies that issue such bonds often are highly leveraged and may not have available to them more traditional methods of financing. Furthermore, high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and therefore tend to be more volatile than securities which pay interest periodically and in cash.

FOREIGN SECURITIES
The Fund will not invest more than 5% of its total assets in foreign securities. The Fund's foreign securities investments will have characteristics similar to those of domestic securities selected for the Fund. The Fund intends to limit its investments in foreign securities to U.S. dollar-denominated American
Depository Receipts ("ADRs"), that are traded in the United States on a securities exchange or in the over-the-counter market and with respect to which the underlying issuer files financial statements stated in or readily comparable to U.S. Generally Accepted Accounting Principles. By limiting its investments is this manner, the Fund seeks to reduce its exposure to foreign trading markets and potentially inadequate public financial information.

RESTRICTED AND ILLIQUID SECURITIES
The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current market) would be invested in securities that are illiquid. An illiquid security is any asset or investment which the Fund can not sell in the ordinary course of business within seven days at approximately the value at which the Fund has valued the asset or investment, including securities that cannot be sold publicly due to legal or contractual restrictions.

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Over the past several  years strong  institutional  markets have  developed  for
various  types  of  restricted  securities,   including  repurchase  agreements,
commercial paper, and some corporate bonds and notes. Although these securities may be legally classified as "restricted," in recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the capital formation process, the Securities and Exchange Commission ("SEC") has adopted a rule which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Pursuant to this rule, the Fund may treat as liquid certain restricted securities which are determined, pursuant to the policies adopted by the Fund's Board of Directors, to be liquid even if they are legally "restricted" securities.

INVESTMENTS IN RELATIVELY NEW ISSUES
It is extremely unlikely that the Fund will invest in the common stock of new issuers. If the Fund is to invest in credit instruments of relatively new issuers, it will only be in those issues where management believes there are strong covenant protections for the holder. If issuers meet the investment criteria discussed above, the Fund may invest in securities without respect to the age of the issuer. Investments in relatively new issuers i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

TEMPORARY  DEFENSIVE INVESTMENTS
When, in the judgment of the Adviser, a defensive or conservative posture is appropriate, the Fund may hold all or a portion of its assets in short-term U.S. Government obligations, cash or cash equivalents. The adoption of such defensive or conservative position does not constitute a change in the Fund's investment objective.

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BORROWING
The  Fund may  also  make  use of bank  borrowing  as a  temporary  measure  for extraordinary or emergency purposes, such as for liquidity necessitated by shareholder redemptions, and may use securities as collateral for such borrowing. Such temporary borrowing may not exceed 5% of the value of the Fund's total assets at the time of borrowing.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
The Fund may invest up to 10% of its total assets in securities of other investment companies. Up to 5% of its total assets may be invested in any one investment company, provided that after its purchase no more than 3% of such investment company's outstanding stock is owned by the Fund. The Fund's Adviser will charge an advisory fee on the portion of the Fund's assets that are invested in securities of other investment securities. Thus, shareholders will be paying a "double fee" on such assets, as the advisers of such investment companies will also be charging fees on such assets.

RESTRICTIONS ON INVESTMENTS
The Fund has adopted numerous investment restrictions, some of which are fundamental policies that cannot be changed without shareholder approval and others of which are operating investment restrictions that may be changed without shareholder approval. Certain restrictions not described in this Prospectus are set forth in full in the SAI. Except as expressly stated, none of the Fund's policies or restrictions are fundamental.

PORTFOLIO TURNOVER
The Fund's investment policies and objectives, which emphasize long-term holdings, would tend to keep the number of portfolio transactions at a relatively low rate. The Fund's portfolio turnover rate for the year ended October 31, 1994 was 5%. See "Financial Highlights" for a statement of the Fund's expenses for the year ended October 31, 1994.

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                             MANAGEMENT OF THE FUND

THE  INVESTMENT  ADVISER
The Adviser manages the Fund's investments, provides various administrative services and supervises the Fund's daily business affairs, subject to the authority of the Fund's Board of Directors. EQSF Advisers, Inc. (the "Adviser"), 767 Third Avenue, New York, New York 10017-2023, serves as the Fund's investment adviser. The Adviser, a New York corporation organized in 1986, is controlled by Martin J. Whitman. In addition to serving as the Adviser to the Fund, EQSF Advisers, Inc. also served as the Adviser to Equity Strategies Fund, Inc. until April 5, 1994. Certain executive officers of the Fund are also executive officers of the Adviser and M.J. Whitman, Inc., the distributor of Fund shares. See "Distributor" below.

Mr. Whitman, the Chairman, Chief Executive Officer, President and Director of the Fund and its Adviser is responsible for the day-to-day management of the Fund's portfolio. His business experience during the past five years is as follows:

Chairman, Chief Executive Officer and President of M.J. Whitman Holding Corp., a holding company managing various investment businesses including M.J. Whitman, Inc., the Fund's affiliated broker-dealer, M.J. Whitman Senior Debt Corp., a broker of debt instruments, M.J. Whitman Realty Debt Corp., a firm brokering, trading and investing in real estate notes, loans, mortgages and properties, and M.J. Whitman Advisers, Inc., an investment adviser to individual and institutional clients; Member of the Advisory Board and an Adjunct Professor at the Yale School of Management; Director of Danielson Trust Company, a trust company serving as the Fund's Custodian since December 1993, Herman's Holdings, Inc., a holding company, and Herman's Sporting Goods, Inc., a retail sporting goods chain; Managing Director of WHR Management Corporation, the general partner and investment adviser to limited investment partnerships; Director of Nabors Industries, Inc.; Chairman, President and Chief Investment Officer of Danielson Holding Corporation ("DHC"), a holding corporation; President and Chairman of Whitman Advisors, Ltd., an investment advisor; General Partner of WHR Management Company, L.P., a firm managing investment partnerships; Director of KCP Holding Company (KCP), an insurance holding company and subsidiary of DHC, and National American Insurance Company of California, an insurance company and subsidiary of KCP and DHC; Minority General Partner of Carl Marks Management Company, L.P., the general partner of two investment partnerships; Managing Director of Whitman Heffernan Rhein & Co., Inc., a financial advisory firm; President and Chief Executive Officer of Martin J. Whitman & Co., Inc. (formerly M.J. Whitman & Co., Inc.), a private investment company.

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ADVISORY FEES
On April 26, 1995, the Fund's shareholders approved a new Advisory Agreement that was substantially identical to the previous Advisory Agreement except that the advisory fee was increased to a flat rate of .90% of average daily net assets of the Fund, and the Fund pays all costs of leased office space of or allocable to the Fund. The Adviser's fee for the previous month is paid at the beginning of the next month based upon the average daily net assets during the previous month. Under the terms of the previous Advisory Agreement, the fee paid to the Adviser for the fiscal year ended October 31, 1994, was $1,080,459 and under the present Advisory Agreement the fee for such period would have been $1,375,861.

The Fund pays all its expenses other than those assumed by the Adviser. Whenever in any fiscal year, the total of the Fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions, interest and taxes, exceeds 2 1/2% of the first $30 million of average daily net assets of the Fund, plus 2% of the next $70 million and 1 1/2% of assets over $100 million, the Adviser is obligated to reimburse the Fund in an amount equal to that excess. For the year ended October 31, 1994, no expense reimbursement was required.

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DISTRIBUTOR
M.J. Whitman, Inc. ("MJW"), 767 Third Avenue, New York, NY 10017-2023, a New York Corporation incorporated on November 30, 1994, is the successor broker-dealer of M.J. Whitman, L.P., a Delaware limited partnership which was dissolved in a corporate restructuring. Prior to February 28, 1995, shares of the Fund were sold (with certain exceptions) with a maximum sales charge of 4.50% through MJW, acting as principal underwriter and exclusive agent of the Fund. MJW is a registered broker-dealer and a member of the National Association of Securities Dealers ("NASD"). MJW is a wholly-owned subsidiary of M.J. Whitman Holding Corp. ("MJWHC"). Martin J. Whitman and Michael Carney are executive officers of the Fund, MJW and MJWHC, as well as stockholders of MJWHC. Until February 27, 1995, MJW retained the sales charges imposed on the sale of shares and reallowed a portion of these charges to brokers who sold Fund shares. Effective February 28, 1995, MJW and the Fund amended the terms of the Distribution Agreement to provide distribution services to the Fund on an agency basis without a sales charge. For the year ended October 31, 1994, the Fund was advised that MJW received sales charges of approximately $1,503,000 of which approximately $403,000 was retained by MJW and approximately $1,100,000 was reallowed to non-affiliated broker-dealers who sold shares of the Fund.

PORTFOLIO TRADING PRACTICES
The Adviser is responsible on a day-to-day basis for executing the Fund's portfolio transactions, and seeks to obtain the best available price and execution. In principal trades it normally deals with market makers and will not deal with any affiliated broker. In agency trades it seeks to obtain reasonable commissions and may have the Fund pay a higher commission than the broker might otherwise charge if the Fund determines that the commission is reasonable in relation to the value of brokerage or research services provided by the broker to the Adviser. In agency trades the Adviser generally uses the services of its affiliated broker, if in the judgment of the Adviser its affiliate is able to obtain a price and execution at least as favorable as other qualified brokers. The Adviser intends to use MJW to effect portfolio transactions for the Fund. For a more detailed description of the Fund's portfolio trading practices, see "Portfolio Trading Practices" in the Statement of Additional Information.

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                           MANAGEMENT'S DISCUSSION OF
                                FUND PERFORMANCE

Mr. Whitman, the Chief Investment Officer reviews the investment strategies and techniques pursued by the Adviser and the relevant market conditions and other factors affecting the Fund's performance each quarter. These discussions are made part of quarterly reports and semi-annual and annual financial statements mailed to shareholders.

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CUSTODIAN AND TRANSFER AGENT
The Custodian acts as the depository for the Fund, is responsible for safekeeping its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties. Danielson Trust Company, of San Diego, California ("Daniel-son Trust"), a subsidiary of Danielson Holding Corpora-tion ("DHC"), is Custodian of the Fund's assets. Mr. Whitman, the Chairman, Chief Executive Officer, President and Direc-tor of the Fund and its Adviser is a Director of Danielson Trust and DHC. As of October 31, 1994 the Fund held 803,669 shares of common stock of DHC representing 3.43% of the Fund's aggregate net assets.

Fund/Plan Services, Inc. ("FPS"), of Conshohocken, Pennsylvania, serves as the Fund's Transfer Agent and also performs certain accounting and pricing services for the Fund. FPS maintains shareholder records, answers shareholder inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder services. All shareholder inquiries should be directed to FPS. You may write to: P.O. Box 874, Conshohocken, PA 19428-0874. You may telephone toll free (800) 441-6580 or (610) 834-3500.

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                      DIVIDENDS,CAPITAL GAIN DISTRIBUTIONS
                                    AND TAXES

GENERAL
The Fund expects to declare and pay distributions annually, normally in December. The Fund will notify shareholders of the tax status of dividends and capital gain distributions.

During the year ended October 31, 1994, the Fund qualified for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code, and thus is not subject to Federal income tax on the portion of its net investment income and net realized capital gain that it distributes to shareholders. The Fund intends to continue its qualification as a regulated investment company in future years, unless it determines that such tax treatment would not be advantageous to the Fund and its shareholders. The Fund intends to distribute substantially all of its net investment income and net realized capital gain.

For the year ended October 31, 1994, the Fund distributed net investment income of approximately $1,693,747 and net realized capital gains on investments of approximately $1,049,977.

Distributions from net investment income and short-term capital gains are taxable as ordinary income. A portion of these distributions may qualify for the corporate dividends-received deduction available to corporate shareholders.

Distributions of net long-term capital gain realized by the Fund from the purchase and sale of securities held by it for more than one year will be taxable to shareholders as long-term capital gain (even if the shareholder has held the shares for less than one year). However, if a shareholder who has received a capital gain distribution suffers a loss on the sale of his shares not more than six months after purchase, the loss will be treated as a long-term capital loss to the extent of the capital gains distribution received.

Shareholders receiving distributions in the form of additional shares will be treated for federal income tax purposes in the same manner as if they had received cash distributions equal in value to the shares received, and will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the date of distribution.

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Shareholders  will generally  recognize  taxable gain or loss on a redemption of shares in an amount equal to the difference between the redemption proceeds and the shareholder's basis in the shares redeemed. This gain or loss will generally be capital, assuming that the shareholder held the shares as a capital asset, and will be long-term capital gain or loss if the shares were held for longer than one year. A loss recognized on the disposition of shares of the Fund will be disallowed if identical (or substantially identical) shares are acquired in a 61-day period beginning 30 days before and ending 30 days after the date of disposition.

Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes or withholding taxes. Shareholders should consult their tax advisers as to the tax consequences to them of ownership of shares of the Fund.

If a shareholder purchases shares shortly before the record date of a dividend or capital gain distribution, such distribution will be taxable even though it may represent in whole or in part a return of the purchase price and the value of the shares drops by the approximate amount of the distribution.

DISTRIBUTION OPTION
Shareholders should specify on their account application how they wish to receive distributions. If no election is made on the account application both distributions will automatically be reinvested. The Fund offers four options:

     (1)  all income dividends and capital gain distributions paid in cash;
     (2) income dividends paid in cash with capital gain distributions rein-vested;
     (3) income dividends reinvested at net asset value with capital gain distributions paid in cash;
     (4) both distributions automatically reinvested in additional shares of the Fund.

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Any distribution  payments returned by the post office as undeliverable  will be reinvested in additional shares of the Fund at the net asset value next determined.

WITHHOLDING
The Fund may be required to withhold Federal income tax at the rate of 31% (backup withholding) from dividend, capital gain and redemption payments to shareholders (a) who fail to furnish the Fund with and to certify the payee's correct taxpayer identification number or social security number, (b) when the Internal Revenue Service notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect or (c) when the payee fails to certify that he is not subject to backup withholding. Investors should be sure to provide this information when they complete the application. Certain foreign accounts may be subject to U.S Withholding Tax on ordinary distributions. Investors should be sure to provide the place of residence as well as citizenship status when completing the application.

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                               BUSINESS POLICIES

BUSINESS HOURS
The Fund is open for business each day the New York Stock Exchange ("NYSE") is open. The NYSE and the Fund will be closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

DETERMINING NET ASSET VALUE
Net asset value per share is calculated as of the close of trading (currently 4:00 P.M., New York time) of the regular session of the NYSE. Net asset value is determined by totaling the value of all portfolio securities, cash, and other assets, including accrued interest and dividends, owned by the Fund, and subtracting from that total all liabilities, including accrued expenses. The total net asset value is divided by the total number of shares outstanding to determine the net asset value of each share. Securities in the Fund's portfolio will be valued based on market quotes, or, if quotes are not available, by a method the Board of Directors of the Fund believes would reflect most accurately the securities' fair value.

Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the day, based on the value determined on the day. This amortized cost method will be used unless the Board of Directors determines that such method does not represent fair value.

Securities traded on any securities exchange or other market trading system which reports actual transaction prices on a contemporaneous basis are valued at the last quoted sales price or in the absence of closing sales prices on that day, securities will be valued at the mean between the closing bid and asked price. Other readily marketable securities are valued at the mean between the closing bid and asked prices. Due to the nature of the over-the-counter market for collateralized mortgage obligations, the Fund will use an independent pricing service to value these securities. Illiquid securities and other securities and assets for which market quotations are not readily available are valued at "fair value", as determined in good faith by or under the direction of the Board of Directors of the Fund.

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SHARE CERTIFICATES
No certificates representing shares of the Fund will be delivered to a shareholder when shares are either purchased alone or in connection with the Automatic Distribution and Dividend Reinvestment Plan, unless the shareholder submits a written request for the issuance of share certificates. The investor retains full dividend and voting rights in any case and will receive, in lieu of a certificate, a statement from the Fund's transfer agent indicating the number of full and fractional shares, if any that the investor owns. While there is no charge for the issuance of share certificates, many shareholders choose not to request them in order to facilitate redemptions and transfers and to avoid the cost and inconvenience of replacing a certificate if it is lost.

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                             HOW TO PURCHASE SHARES

The price paid for shares is the net asset value next determined following receipt of the purchase order in proper form. See "Determining Net Asset Value." All purchase orders should be directed to the Fund's transfer agent, Fund/Plan Services, Inc. ("FPS").

THROUGH AN AUTHORIZED BROKER-DEALER OR INVESTMENT ADVISER
Shares of the Fund may also be purchased through an investor's broker-dealer or investment adviser. The broker-dealer must be a member in good standing with the NASD and have entered into a selling agreement with the Fund's distributor, MJW. Investment advisers must be registered under federal securities law and authorized by the Fund or Adviser to sell Fund shares. Transactions in Fund shares made through an investor's dealer or investment adviser may be subject to postage or other charges imposed by the dealer or investment adviser and they may also impose higher initial or additional amounts for investment than those established by the Fund. An investor's broker-dealer or investment adviser is responsible for forwarding payment promptly. The Fund reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following receipt of the purchase order. Telephone purchase orders will only be accepted from financial institutions which have been approved previously by the Fund or Adviser.

NEW ACCOUNTS
An account application must be completed and signed for each new account opened, regardless of the method chosen for making the initial investment.

INITIAL INVESTMENT
The minimum initial investment is $1,000. Payment may be made by check or money order payable to "Third Avenue Value Fund, Inc."

BY MAIL   Third Avenue Value Fund, Inc.
          c/o Fund/Plan Services, Inc. (FPS)
          P. O. Box 874
          Conshohocken, PA  19428-0874

Checks  will be accepted if drawn in U.S.  currency on a domestic  bank.

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Checks drawn  against a non-U.S.  bank may be subject to  collection  delays and will be accepted only upon actual receipt of the funds by the transfer agent, FPS. The Fund will not accept a check endorsed over by a third-party. A charge (minimum of $20) will be imposed if any check used for the purchase of Fund shares is returned unpaid. Investors who purchase Fund shares by check or money order may not receive redemption proceeds until there is reasonable belief that the check has cleared, which may take up to fifteen calendar days after payment has been received.

BY WIRE
Prior to sending wire instructions, notify FPS (800-441-6580) to insure proper credit to your account. Direct your bank to wire funds as follows:

                  United Missouri Bank KC N.A.
                  Kansas City, MO
                  ABA #: 10-10-00695
                  For FPS Account #: 98-7037-071-9
                  For further credit to: Third Avenue Value Fund, Inc. (Your name, exact account title and account number)

Heavy wire traffic over the Federal Reserve System may delay the arrival of purchase orders made by wire.

ADDITIONAL INVESTMENTS BY MAIL
Subsequent investments should be accompanied by the "payment stub" attached to the shareholder's account statement and may be made in minimum amounts of $1,000 or more and mailed to:

                  Third Avenue Value Fund, Inc.
                  c/o Fund/Plan Services, Inc. ("FPS")
                  P.O. Box 412797
                  Kansas City, MO 64141-2797

At the sole discretion of the Fund, the initial and any additional investment amounts may be waived in the new accounts opened by existing shareholders for additional family members and by officers, directors or employees of the Fund, MJW, the Adviser or any affiliate of the Adviser (including their spouses and children under age 21).

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ADDITIONAL  INVESTMENTS THROUGH THE AUTOMATIC INVESTMENT PLAN
This Plan  provides  shareholders  with a  convenient  method by which  they may automatically make monthly subsequent purchases. A predetermined amount, selected by the shareholder, will be deducted from the shareholder's checking account. Subsequent investments under this Plan are subject to a monthly minimum of $200. The Automatic Investment Plan option may be elected on the application.

INDIVIDUAL RETIREMENT ACCOUNT
The Fund's Individual Retirement Account ("IRA") application and additional forms required may be obtained by contacting Fund/Plan Services at (800) 441-6580. For IRA's the initial minimum is $500 and the minimum subsequent contribution required is $200. The account will be maintained by the custodian, Semper Trust Company, which currently charges an annual maintenance fee of $12. Fees are subject to change by Semper Trust Company.

OTHER RETIREMENT PLANS
Investors who are self-employed may purchase shares of the Fund through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh or H.R. 10 plans. However, the Fund does not currently act as a sponsor or administrator for such plans. Fund shares may also be purchased for other types of qualified pension or profit sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plan. See "New Accounts" above.

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                              HOW TO REDEEM SHARES

Shareholders may redeem shares on any business day during which the NYSE is open. All redemption requests should be directed to FPS. Fund shares will be redeemed at the net asset value next calculated after such request is received by FPS in proper form. Redemption requests that contain a restriction as to the time, date or share price at which the redemption is to be effective will not be honored.

BY MAIL
Send a written  request,  together  with any share  certificates  that have been
issued, to:         Fund/Plan Services, Inc.
                    P.O. Box 874
                    Conshohocken, PA  19428-0874

Written redemption requests, stock powers and any share certificates issued must be submitted and signed exactly as the account is registered. Such request generally requires a signature guarantee and additional documents. See "Signature Guarantee/Other Documents."

TELEPHONE REDEMPTION SERVICE
Shareholders who wish to redeem shares by telephone may elect this service on the application. Such shareholders may thereafter redeem unissued shares valued at not less than $1,000 on any business day by calling FPS at (800) 441-6580 prior to 4:00 p.m. New York time.

The Fund and its transfer agent, FPS, will not be liable for following telephone instructions reasonably believed to be genuine. In this regard, the Fund's transfer agent will require personal identification information before accepting a telephone redemption order. If the transfer agent fails to use reasonable procedures, the Fund might be liable for losses due to fraudulent instructions.

Shareholders who did not previously elect the Telephone Redemption Service on their application, or wish to change any information previously provided, including the address of record or the bank to which redemption proceeds are to be wired, must submit a signature guaranteed letter of instructions. See "Signature Guarantees and Other Documents."

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FEES
There is no charge for redemption of shares tendered directly to the transfer agent, FPS. FPS currently charges a wire fee of $9 for payment of redemption proceeds by federal funds. FPS will automatically deduct the wire fee from the redemption proceeds. Broker-dealers handling redemption transactions generally will charge a service fee.

REDEMPTION WITHOUT NOTICE
The Fund has the right, at any time and without prior notice to a shareholder, to redeem shares held in any account registered in the name of such shareholder at current net asset value, if and to the extent that such redemption is necessary to reimburse the Fund for any loss sustained by reason of the failure of such shareholder to make full payment for shares of the Fund previously purchased or subscribed for by such shareholder.

ACCOUNT MINIMUM
A shareholder selling a partial amount of shares must leave at least $500 worth of shares to keep the account open, in the case of an IRA account, at least $200. The Fund may also, upon 30 days' prior written notice to a shareholder, redeem shares in any account, other than an IRA account, containing shares currently having an aggregate net asset value, not attributed to market fluctuations, of less than $500.

PAYMENT OF REDEMPTION PROCEEDS
The Fund will usually make payment for redemptions of Fund shares within one business day, but not later than seven calendar days after receipt of such redemption requests. However, if the Fund has not collected the purchase price of the shares being redeemed, the redemption will not be processed until such collection has been completed.

Redemption of recently purchased Fund shares that have been paid for by check may be delayed until the Fund has reasonable belief that the check has cleared, which may take up to fifteen calendar days after payment of the purchase. Investors who anticipate that they may wish to redeem their shares before fifteen calendar days are advised to pay for their shares by federal funds wire.

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WIRED  PROCEEDS
In the case of redemption proceeds that are wired to a shareholder's bank, payment will be transmitted only on days that commercial banks are open for business and only to the bank and account previously authorized on the application or shareholder's signature guaranteed letter of instructions. Neither the Fund nor FPS will be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System.

SIGNATURE GUARANTEES/OTHER DOCUMENTS
Signatures on any (1) request for redemption, payable to the registered shareholder involving $5,000 or more (2) redemption proceeds payable to and/or mailed to other than the registered shareholder, or (3) requests to transfer shares must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, which includes certain banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations. A notary public is not an acceptable guarantor. ADDITIONAL DOCUMENTS MAY BE REQUIRED WHEN SHARES ARE REGISTERED IN THE NAME OF A CORPORATION, PARTNERSHIP, ASSOCIATION, AGENT, FIDUCIARY, TRUST, ESTATE OR OTHER ORGANIZATION. Additional tax documents may also be required in the case of redemptions from IRA accounts. For further information call FPS toll free at (800) 441-6580.

SYSTEMATIC WITHDRAWAL PLAN
Shareholders owning or purchasing shares of the Fund having a current value of at least $10,000 may participate in a Systematic Withdrawal Plan which provides for automatic redemption of at least $100 monthly, quarterly, semi-annually, or annually. Shareholders may establish a Systematic Withdrawal Plan by sending a letter to the Transfer Agent, Fund/Plan Services, Inc. ("FPS"). Notice of all changes concerning the Systematic Withdrawal Plan must be received by FPS, at least two weeks prior to the next scheduled payment. Further information regarding the Systematic Withdrawal Plan and its requirements can be obtained by contacting FPS at (800) 441-6580.

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                              SHAREHOLDER SERVICES

The Fund provides you with helpful services and information about your account.

STATEMENTS AND REPORTS
     o    A  statement  after  every  transaction.
     o    Annual account  statement  reflecting all transactions for the year.
     o Tax information will be mailed by January 31 of each year, a copy of which will also be filed with the Internal Revenue Service.
     o At least twice a year, the financial statements of the Fund with a summary of portfolio composition and performance.
     o The Fund intends to continue to mail to shareholders quarterly reports containing a President's letter and a summary of portfolio changes, composition and performance.

The Fund pays for shareholder services but not for special services such as requests for historical transcripts of accounts. The Fund's transfer agent, FPS currently charges $10 per year for duplication of historical account activity records, with a maximum fee of $100.

TELEPHONE INFORMATION
Your  Account:  Questions  about  your  account,   purchases,   redemptions  and
                distributions can be answered by Fund/Plan Services, Inc., the Transfer Agent.
                Call toll free (800) 441-6580 or
                (610) 834-3500.

The Fund:       Questions  about the  Third  Avenue  Value  Fund,  Inc.  can  be
                answered by  the  Fund's   telephone   representatives    Monday
                through Friday 9:00 AM to 5:00 PM (New York time). Call toll free (800) 443-1021 or (212) 888-6580.

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To Redeem Shares: To redeem shares by telephone,  call Fund/Plan  Services,  the
                  Transfer Agent.  Call  toll  free  (800)  441-6580   or  (610)
                  834-3500.

TRANSFER OF OWNERSHIP
A shareholder may transfer Fund shares or change the name or form in which the shares are registered by writing to the Fund's transfer agent, FPS. The letter of instruction must clearly identify the account number, name(s) and number of shares to be transferred, and provide a certified tax identification number by way of a completed new account application or W-9 form, and include the signature(s) of all registered owners, and any share certificates issued. The signature(s) on the transfer instructions or any stock power must be guaranteed as described under "Signature Guarantees/Other Documents."

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                                   APPENDIX A
                     DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S CORPORATION
The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obliger as to the timely payment of interest and repayment of principal in accordance with the terms of the obligations.

II.  Nature and provisions of the obligation.

III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

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     BB, B, CCC, CC, C - Debt rated "BB", "B", "CCC", "CC", and "C" is regarded, on balance,  as  predominantly  speculative with respect to capacity to pay
     interest  and  repay   principal  in  accordance  with  the  terms  of  the
     obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB - Debt rate "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

     B - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

     CCC - Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

     CC - The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     C - The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

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     C1 - The rating "C1" is reserved  for income  bonds on which no interest is being paid.

     D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.
     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

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     Baa - Bonds which are rated Baa are considered as medium-grade  obligations
     (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers: 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

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                               BOARD OF DIRECTORS
                                Phyllis W. Beck
                                  Tibor Fabian
                                Gerald Hellerman
                                  Marvin Moser
                                Donald Rappaport
                               Myron M. Sheinfeld
                                 Martin Shubik
                                  Jack Weprin
                               Martin J. Whitman

                                    OFFICERS
                               Martin J. Whitman
                  Chairman, Chief Executive Officer, President

                                 Michael Carney
                       Chief Financial Officer, Treasurer

                      Allison Cutler, Assistant Treasurer

                           Esther Vazquez, Secretary

                               INVESTMENT ADVISER
                              EQSF Advisers, Inc.
                                767 Third Avenue
                            New York, NY 10017-2023

                                  DISTRIBUTOR
                               M.J. Whitman, Inc.
                                767 Third Avenue
                            New York, NY 10017-2023

                                 TRANSFER AGENT
                            Fund/Plan Services, Inc.
                                  P.O. Box 874
                          Conshohocken, PA 19428-0874
                                 (610) 834-3500
                           (800) 441-6580 (toll-free)

                                   CUSTODIAN
                            Danielson Trust Company
                                  525 B Street
                            San Diego, CA 92101-4492

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                            THIRD AVENUE VALUE FUND
                                767 THIRD AVENUE
                               NEW YORK, NY 10017

                              Phone (212) 888-6685
                            Toll Free (800) 443-1021